UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2015
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Financial Plaza
Hartford, Connecticut 06103
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD

On June 15, 2015, United Technologies Corporation (the "Company") issued a press release announcing that it will pursue the separation of the Sikorsky Aircraft business from the Company, subject to final Board approval.  The announcement follows a review of strategic alternatives for Sikorsky announced earlier this year.

A copy of the press release is furnished herewith as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)            The following exhibit is furnished as part of this report.

Exhibit Number	Exhibit Description
99.1	Press Release, dated June 15, 2015, issued by United Technologies Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: June 15, 2015	By:	/s/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated June 15, 2015, issued by United Technologies Corporation.